U.S. SECURITIES AND EXCHANGE
                           COMMISSION WASHINGTON, D.C.
                                      20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2003
                                _________________

                              INFODATA SYSTEMS INC.
             (Exact Name of Registrant as Specified in its Charter)


                                     0-10416
                            (Commission File Number)

              Virginia                                   16-0954695
     (State or other jurisdiction           (I.R.S. Employer Identification No.)
        of incorporation)



             13454 Sunrise Valley Drive, Suite 500
             Herndon, VA                                        20171-3282
             (Address of Principal Executive Office)            (Zip Code)


                   (703) 945-5205 (Issuer's Telephone Number)

Item 7(c). Exhibit.

          The following exhibit is furnished herewith:

          99.1      Press Release dated August 12, 2003.


Item 12. Results of Operations and Financial Condition.

     Furnished herewith as an exhibit is a press release issued by Infodata Systems Inc. on August 12, 2003.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INFODATA SYSTEMS INC.


                                       /s/ Norman F. Welsch
                                       -----------------------------------------
Date:    August  13, 2003              Norman F. Welsch
                                       Chief Financial Officer and Corporate
                                       Secretary